SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2004
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 8.01.   OTHER EVENTS

         On  August  16,  2000,   Heilig-Meyers  Company  and  certain  of  its
         subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On October 29, 2004 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended September 30, 2004, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended September 30, 2004 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  November 15, 2004                    By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                September 30,  February 29,
                                                    2004          2004
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    7,685    $   16,258
    Accounts Receivable, Net                             --            --
    Inventories                                      49,171        46,054
    Other Receivables                                 4,773         6,942
    Prepaid Expenses                                  3,488         2,792
                                                  ---------     ---------
    Total Current Assets                             65,117        72,046
                                                  ---------     ---------

    Land and Buildings                               14,944        19,643
    Fixtures, Furniture and Vehicles                  9,665         9,429
    Leasehold Improvements                           26,796        24,825
    Construction in Progress                            445           781
                                                  ---------     ---------
    Total Property and Equipment                     51,850        54,678
    Accumulated Depreciation and Amortization        25,343        24,605
                                                  ---------     ---------
    Property and Equipment, Net                      26,507        30,073
                                                  ---------     ---------

    Other Assets                                     83,871        88,222
                                                  ---------     ---------
    TOTAL ASSETS                                 $  175,495    $  190,341
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  6,769         7,965
    Accrued Expenses                                 16,346        21,042
    Income Tax Currently Payable                         --            --
    Deferred Revenue                                  7,266         8,047
                                                  ---------     ---------
    Total Current Liabilities                        30,381        37,054
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               704,186       706,068

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,526
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (921,469)     (915,178)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (559,072)     (552,781)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  175,495    $  190,341
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                          One Month Ended    Seven Months Ended
                                         September 30, 2004  September 30, 2004
                                         ------------------  ------------------

Sales                                              $ 28,339           $190,635
Costs of Sales                                       15,862            105,913
                                                    -------            --------
    Maintained Margin                                12,477             84,722


Other Income                                          2,160             14,656
                                                    -------            --------
    Total Income                                     14,637             99,378


Selling, General & Administrative Expense            14,694            100,929
Interest Expense                                         73                315
                                                    -------            --------
    Total Operating Expense                          14,767            101,244

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes          (130)            (1,866)

Reorganization Items:
  Store and Distribution Center Exit Costs           (1,875)            (1,875)
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --                 --
  Interest Income                                        --                 --
  Trustee Fees                                           --                (23)
  Professional Fees                                    (417)            (2,839)
                                                    -------            --------
     Total Reorganization Items                      (2,292)            (4,736)

Delivered Sales Adjustment                              440                361
                                                    -------            --------
Income (Loss) Before Income Taxes                    (1,982)            (6,241)
Income Taxes                                             --                 52
                                                    -------            --------
Net Income (Loss)                                  $ (1,982)          $ (6,292)
                                                    =======            ========

Income (Loss) per Share                            $  (0.03)          $  (0.10)

Diluted Shares                                       60,771             60,771

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended   Seven Months Ended
                                          September 30, 2004 September 30, 2004
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $ (1,982)         $   (6,292)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      317               2,189
   Reorganization items                             2,292               4,736
   Sold not delivered adjustment                     (440)               (361)
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                              354               3,055
       Inventories                                 (1,193)             (3,509)
       Prepaid expenses                               440                (696)
       Deferred taxes                                  --                  --
       Deferred revenue                                16                  15
       Accounts payable                               (70)             (1,274)
       Accrued expenses                            (2,064)             (5,923)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                             (2,330)             (8,061)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (50)             (1,972)
  Disposals of property and equipment                   0                  71
  Proceeds from dispositions of fixed
    assets - reorganization                         1,405               1,405
  Miscellaneous investments                            --                  --
                                                 ---------           ---------
Net cash provided by investing activities           1,356                (495)
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --                 (17)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --                 (17)
                                                 ---------           ---------
Net increase (decrease) in cash                      (974)             (8,573)
Cash at beginning of period                         8,659              16,258
                                                 ---------           ---------
Cash at end of period                           $   7,685          $    7,685
                                                 =========           =========